UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                          FORM 8-K

                        CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
                     January 19, 2010
                     ----------------

                   PISMO COAST VILLAGE, INC.
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in Its Charter)

  California                #0-8463                95-2990441
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(State or other          (Commission            (IRS Employer
 jurisdiction of         File Number)         Identification No.)
 incorporation)

   165 South Dolliver Street, Pismo Beach, California   93449
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        (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (805) 773-5649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
           OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
           COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Director
-----------------------
At the regular meeting of the Board of Directors of Pismo Coast Village, Inc. held November 14, 2009, director Norman M. Gould (age 90) announced that he would not be seeking reelection at the Annual Meeting of the Shareholders due to age-related health reasons. His letter of resignation stated that his last day of service would be January 15, 2010, the day prior to the Company's 2010 annual meeting. Mr. Gould's resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Selection of New Director
-------------------------
Following the announcement of the resignation of Norman Gould at the November 14, 2009 board meeting, the Nominating Committee duly nominated Dwight Harrison Plumley to fill the vacancy on the slate of nominees to be presented for election at the 2010 annual meeting of shareholders. At that meeting, the Board of Directors voted and unanimously approved the selection of Mr. Plumley's name for inclusion on the proposed slate.

The Company's directors and officers do not receive compensation for the services they provide, and no employment contract or agreement is in place to cover Mr. Plumley's service as a member of the Board of Directors for the Company.

Election of Directors
---------------------
The annual meeting of the shareholders of Pismo Coast Village, Inc. was held Saturday, January 16, 2010, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. At that meeting, the following Directors were elected to serve until the annual meeting in January 2011, or until successors are elected and have qualified.

Following each elected Director's name is the total number of votes cast for that Director:


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

               Benedict, Louis           599
               Brittain, Kurt            618
               Buchaklian, Harry         623
               Enns, Rodney              617
               Eudaly, Douglas           902
               Fischer, William          611
               Hardesty, Wayne           599
               Harris, R. Elaine         690
               Hearne, Dennis            605
               Hickman, Glenn            600
               Hughes, Terris            601
               Nelson, Garry             601
               Nunlist, Ronald           604
               Pappi, Jr., George        618
               Pettibone, Jerald         628
               Plumley, Dwight           644
               Willems, Gary             635
               Williams, Jack            600

Further, the following additional matters were voted upon at the meeting, and the number of affirmative votes and negative votes cast with respect to each such matter is set forth below:

Proposal to approve the selection of Brown Armstrong Paulden
McCown Starbuck Thornburgh and Keeter Accountancy Corporation to serve as independent certified public accountants for the Company for Fiscal Year 2009-2010:

               Affirmative Votes         729
               Negative Votes              0
               Abstains                   12

OTHER INFORMATION
-----------------
The annual meeting of the shareholders of Pismo Coast Village, Inc. was held Saturday, January 16, 2010, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. Following that meeting, the newly elected Board held a reorganizational meeting at which the following officers were elected to serve until the next Annual Shareholders' Meeting:

  President                                   Jerald Pettibone
  Executive Vice President                    Glenn Hickman
  V.P. - Finance/Chief Financial Officer      Jack Williams
  V.P. - Operations                           Ronald Nunlist
  V.P. - Secretary                            Kurt Brittain
  Assistant Corporate Secretary               Jay Jamison


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                          SIGNATURES
                          ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PISMO COAST VILLAGE, INC.


Date: JANUARY 19, 2010         By: JAY JAMISON
                                   Jay Jamison
                                   Chief Operating Officer,
                                   General Manager and
                                   Assistant Corporate Secretary
                                   (principal executive officer)


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